SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: May 31, 2007


                                 LIFE USA, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



 COLORADO                       000-50294                84-142675
- ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



                       7609 Ralston Road, Arvada, CO 80002
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 303 - 422-8127
                                 --------------
                         (Registrant's Telephone number)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS....................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS...........2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................2

SECTION 6. RESERVED...........................................................4

SECTION 7. REGULATION FD .....................................................5

SECTION 8. OTHER EVENTS ......................................................5

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.................................5

SIGNATURES....................................................................6

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

     Wesley F. Whiting has been appointed as President and Secretary of the Company effective immediately, and is also the sole Director.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 31, 2007                              LIFE USA, INC.


                                                  By: /s/ Wesley F. Whiting
                                                  ---------------------------
                                                  Wesley F. Whiting, President &
                                                  Secretary